Exhibit 10.3
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of May 9, 2008 (this “Amendment”) is entered into among MedAssets, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Credit Agreement dated as of October 23, 2006 (as amended or modified from time to time, the “Credit Agreement”); and
     WHEREAS the Borrower has requested that the Lenders consent to the Borrower’s purchase of the outstanding capital stock of Accuro Healthcare Solutions, Inc. and make other amendments to the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:
     “Accuro” means Accuro Healthcare Solutions, Inc., a Delaware corporation.
     “Accuro Acquisition” means the Acquisition by the Borrower of all of the Equity Interests of Accuro; provided that the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b). The parties hereto acknowledge and agree that the $20,000,000 deferred payment (the “Deferred Payment”) required to be paid by the Borrower in connection with the Accuro Acquisition on a date no sooner than one year from the date of consummation of the Accuro Acquisition may be paid by the Borrower and considered part of the consideration for the Accuro Acquisition provided, that, if the Borrower elects to pay the Deferred Payment with immediately available funds, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Deferred Payment on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b).

     “Deferred Payment” has the meaning specified in the definition of “Accuro Acquisition”.
     “Third Amendment Effective Date” means the first date on which the conditions precedent set forth in Section 2 are satisfied.
     (b) The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:
     “Aggregate Revolving Commitment” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is ONE HUNDRED TWENTY FIVE MILLION DOLLARS ($125,000,000).
     “Applicable Rate” means (a) with respect to the Incremental Term Loan, the percentage(s) per annum set forth in the Incremental Term Loan Lender Joinder Agreement, (b) with respect to Revolving Loans, Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing	Consolidated	Commitment	Letter of	Eurodollar	Base Rate
Tier	Leverage Ratio	Fee	Credit Fee	Loans	Loans
1	≥ 3.5:1.0	0.50%	3.50%	3.50%	2.50%
2	≥ 3.0:1.0 but < 3.5:1.0	0.375%	3.25%	3.25%	2.25%
3	≥ 2.5:1.0 but < 3.0:1.0	0.375%	2.75%	2.75%	1.75%
4	≥ 2.0:1.0 but < 2.5:1.0	0.30%	2.50%	2.50%	1.50%
5	< 2.0:1.0	0.25%	2.25%	2.25%	1.25%
and (c) with respect to the Term Loan, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b):

Pricing	Consolidated	Eurodollar	Base Rate
Tier	Leverage Ratio	Loans	Loans
1	≥ 3.0:1.0	4.00%	3.00%
2	< 3.0:1.0	3.75%	2.75%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then applicable Pricing Tier 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Third Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending September 30, 2008 shall be determined based upon the applicable Pricing Tier 1.
     “Term Loan” has the meaning specified in Section 2.01(b). For the avoidance of doubt, it is understood and agreed that the Term Loan consists of the term loan advance made by the Lenders on the Closing Date, the term loan advance made by the Lenders on the Second Amendment Effective Date and the term loan advance made by the Lenders on the Third Amendment Effective Date.
     “Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(b). The aggregate principal amount of the Term Loan Commitments to be funded on the Third Amendment Effective Date is TWENTY-FIVE MILLION DOLLARS ($25,000,000). Such Term Loan Commitments to be funded on the Third Amendment Effective Date are set forth on Addendum II to Schedule 2.01.
     (c) Clause (c)(vii) in the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to add the following new clauses (C), (D) and (E) after clause (B) at the end thereof:
(C)(i) all one-time cash charges of Accuro in any period prior to March 31, 2008 so long as such one-time cash charges added back to Consolidated Net Income do not exceed $3,000,000 in the aggregate, (ii) all non-cash charges related to the Accuro Acquisition (including any charges in connection with discounted deferred revenue, in-process research and development, write-downs or write-offs of software development costs and write-downs or write-offs of intangible assets) during such period, in each case, that do not represent a cash item in such period or any future period and (iii) all integration, severance and other one-time cash charges related to the Accuro Acquisition so long as such one-time cash charges related to the Accuro Acquisition do not exceed $5,000,000 in the aggregate during such period, (D) cash charges during such period resulting from the termination of the Borrower’s interest rate Swap Contracts in existence on the Third Amendment Effective Date and (E)(i) for the period ending September 30, 2008 up to $7,500,000 of the costs that would have been saved if the Accuro Acquisition had occurred as of the first day of such period due to synergies with Accuro, (ii) for the period ending December 31, 2008, an amount equal to 75% of the amount added back to Consolidated Net Income pursuant to clause (E)(i) above, (iii) for the period ending March 31, 2009, an amount equal to 50% of the amount added back to Consolidated Net Income pursuant to clause (E)(i) above and (iv) for the period ending June 30, 2009, an amount equal to 25% of the amount added back to Consolidated Net Income pursuant to clause (E)(i) above,
     (d) The following sentence is hereby added at the end of the definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement to read as follows:

It is understood and agreed that the Deferred Payment shall not be considered Funded Indebtedness.
     (e) A new sentence is hereby added at the end of the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement to read as follows:
     Notwithstanding the foregoing, the Accuro Acquisition shall be considered a Permitted Acquisition for all purposes of this Agreement; provided, however, the consideration paid for the Accuro Acquisition shall not count toward the baskets for Permitted Acquisitions contained in subclause (ix) above.
     (f) Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:
     (b) Term Loan. On the Closing Date and the Second Amendment Effective Date, the Lenders advanced term loans (collectively, the “Term Loan”) to the Borrower in Dollars in an aggregate principal amount of THREE HUNDRED TWENTY MILLION DOLLARS ($320,000,000). Immediately prior to the Third Amendment Effective Date, the principal balance of the Term Loan was ONE HUNDRED NINETY-SEVEN MILLION FORTY-NINE THOUSAND EIGHT HUNDRED FIFTY-TWO DOLLARS ($197,049,852.00). On the Third Amendment Effective Date, an additional TWENTY FIVE MILLION DOLLARS ($25,000,000) under the Term Loan is being advanced hereunder, such that after giving effect thereto, the aggregate principal amount of the Term Loan on the Third Amendment Effective Date will be TWO HUNDRED TWENTY-TWO MILLION FORTY-NINE THOUSAND EIGHT HUNDRED FIFTY-TWO DOLLARS ($222,049,852.00). On the Third Amendment Effective Date, each Lender with an existing Term Loan Commitment (as indicated on Addendum II to Schedule 2.01) on the Third Amendment Effective Date severally agrees to make its portion of such third advance of the Term Loan to the Borrower in Dollars on the Third Amendment Effective Date in an amount not to exceed such Lender’s Term Loan Commitment. Amounts repaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, as further provided herein.
     (g) Section 2.07(c) of the Credit Agreement is hereby amended to read as follows:
     (e) Term Loan. The Borrower shall repay the outstanding principal amount of the Term Loan in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02:

Payment Dates	Principal Amortization Payment
June 30, 2008	$561,484.32
September 30, 2008	$561,484.32
December 31, 2008	$561,484.32
March 31, 2009	$561,484.32
June 30, 2009	$561,484.32
September 30, 2009	$561,484.32
December 31, 2009	$561,484.32

Payment Dates	Principal Amortization Payment
March 31, 2010	$561,484.32
June 30, 2010	$561,484.32
September 30, 2010	$561,484.32
December 31, 2010	$561,484.32
March 31, 2011	$561,484.32
June 30, 2011	$561,484.32
September 30, 2011	$561,484.32
December 31, 2011	$561,484.32
March 31, 2012	$561,484.32
June 30, 2012	$561,484.32
September 30, 2012	$561,484.32
December 31, 2012	$561,484.32
March 31, 2013	$561,484.32
June 30, 2013	$561,484.32
September 30, 2013	$561,484.32
Term Loan	Outstanding Principal Balance of
Maturity Date	Term Loan
     (h) A new sentence is hereby added at the end of Section 7.11 of the Credit Agreement to read as follows:
For the avoidance of doubt, the proceeds of the Credit Extensions shall also be permitted to finance the Accuro Acquisition.
     (i) Section 8.02 of the Credit Agreement is hereby amended by deleting the period at the end thereof and replacing it with the following text “; and” and by adding a new Section 8.02(n) at the end thereof which shall read as follows:
     (n) Investments of the Loan Parties consisting of purchases of accounts receivable from customers in an aggregate amount not to exceed $30,000,000 at any time outstanding.
     (j) The Revolving Commitments identified on Schedule 2.01 of the Credit Agreement are hereby amended to read as provided on Schedule 2.01 attached hereto, and an Addendum II is hereby added to Schedule 2.01 of the Credit Agreement and shall read as provided on Addendum II attached hereto.
     2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
     (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, Lenders holding a majority of the Revolving Commitments and Bank of America, N.A., as Administrative Agent;
     (b) Receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, (i)

certifying that the Organizational Documents of each Loan Party delivered on the Closing Date have not been amended, supplemented or otherwise modified since the Closing Date except as otherwise disclosed to the Administrative Agent directly, and remain in full force and effect as of the Third Amendment Effective Date and (ii) attaching resolutions of each Loan Party approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Third Amendment Effective Date and are the only resolutions of such Loan Party relating to this Amendment.
     (c) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.
     (d) Receipt by the Administrative Agent of satisfactory evidence that the Borrower’s acquisition of all of the Equity Interests of Accuro Healthcare Solutions, Inc. will be consummated simultaneously with the funding of the Term Loan on the Third Amendment Effective Date.
     (e) Receipt by the Administrative Agent and the Lenders of all fees due and payable to the Administrative Agent and the Lenders in connection with this Amendment.
3. Miscellaneous.
     (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
     (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
     (c) Each Loan Party hereby represents and warrants as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

     (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	MEDASSETS, INC.,
a Delaware corporation

	By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Executive Vice President Chief Legal and Administrative Officer

GUARANTORS:	ASPEN HEALTHCARE METRICS LLC,
a Delaware limited liability company

	By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Vice President and Secretary

MEDASSETS ANALYTICAL SYSTEMS, LLC,
a Delaware limited liability company

	By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Vice President and Secretary

AVEGA HEALTH SYSTEMS, LLC,
a Delaware limited liability company

	By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Vice President and Secretary

MEDASSETS NET REVENUE SYSTEMS, LLC,
a Delaware limited liability company

	By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Secretary

MEDASSETS SUPPLY CHAIN SYSTEMS, LLC,
a Delaware limited liability company

By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Executive Vice President and Secretary

RADIOLOGY PARTNERS LLC,
a Delaware limited liability company

By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Secretary

DOMINIC & IRVINE, LLC,
a Delaware limited liability company

By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Secretary

MEDASSETS FINANCIAL SERVICES LLC,
a Delaware limited liability company

By: Name: Title:	/s/ Jonathan H. Glenn Jonathan H. Glenn Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By: Name: Title:	/s/ Anne M. Zeschke Anne M. Zeschke Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By: Name: Title:	/s/ R. Shawn Janko R. Shawn Janko Senior Vice President

Bismarck CBNA Loan Funding LLC,

	By: Name: Title:	/s/ Brian Schott Brian Schott Attorney-in-fact

As agent for AIB Debt Management Limited

	By: Name: Title:	/s/ Des Brennan Des Brennan Assistant Vice President Investment Advisor to AIB Debt Management, Limited

As agent for AIB Debt Management Limited

	By: Name: Title:	/s/ Joanne Gibson Joanne Gibson Assistant Vice President Investment Advisor to AIB Debt Management, Limited

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

	By: Name: Title:	/s/ David Frey David Frey Managing Director

Stanfield Modena CLO, Ltd
By: Stanfield Capital Partners, LLC
as its Asset Manager

	By: Name: Title:	/s/ David Frey David Frey Managing Director

Stanfield Arnage CLO Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

	By: Name:	/s/ David Frey David Frey
	Title:	Managing Director

Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners LLC as it Collateral Manager

	By: Name:	/s/ David Frey David Frey
	Title:	Managing Director

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

Stanfield Veyron CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

EAGLE LOAN TRUST By: Stanfield Capital Partners, LLC as its Collateral Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

XL Re Europe Limited By: Stanfield Capital Partners, LLC signed as: its Collateral Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

Stanfield Daytona CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

Stanfield McLaren CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

By: Name:	/s/ David Frey David Frey
Title:	Managing Director

ROSEDALE CLO II LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By:	[SIGNATURE ILLEGIBLE]

Name:	[ILLEGIBLE]
Title:	Vice President

Founders Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Brad Langs

Name:	Brad Langs
Title:	Officer

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Brad Langs

Name:	Brad Langs
Title:	Officer

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Brad Langs

Name:	Brad Langs
Title:	Officer

Wachovia Bank, National Association,

By:	/s/ Kirk Tesch

Name:	Kirk Tesch
Title:	Vice President

Grand Central Asset Trust, EAP Series

By:	/s/ Brian Schott

Name:	Brian Schott
Title:	Attorney-in-fact

WhiteHorse II, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Ethan M. Underwood, CFA

Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

WhiteHorse IV, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Ethan M. Underwood, CFA

Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

WhiteHorse V, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Ethan M. Underwood, CFA

Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

Eagle Master Fund Ltd.
By: Citigroup Alternative Investments LLC,
as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon
Title:	Director

REGATTA FUNDING LTD.
By: Citigroup Alternative Investments LLC, attorney-in-fact

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon
Title:	Director

LMP Corporate Loan Fund, Inc.
By: Citigroup Alternative Investments LLC

By:	/s/ Melanie Hanlon

Name:	Melanie Hanlon
Title:	Director

FM Leveraged Capital Fund II
By: GSO Debt Funds Management LLC as Subadviser to
FriedbergMilstein LLC

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force 1 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force 2 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force 3 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

Gale Force 4 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

RIVERSIDE PARK CLO LTD.
By: GSO Debt Funds Management LLC
as Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Senior Managing Director

Sun Life Assurance Company of Canada (US)
By: GSO CP Holdings LP as Sub-Advisor

By:	/s/ Lee M. Shaiman

Name:	Lee M. Shaiman
Title:	Authorized Signatory

GLADSTONE BUSINESS INVESTMENT, LLC

By:	/s/ John O. Sateri
Name:	John O. Sateri
Title:	Managing Director

EMPORIA PREFERRED FUNDING I, LTD. By: Emporia Capital Management, LLC

By:	/s/ Steven Alexander
Name:	Steven Alexander
Title:	Director

By:	/s/ Peter Burton
Name:	Peter Burton
Title:	Vice President

EMPORIA PREFERRED FUNDING III, LTD.
By: Emporia Capital Management, LLC

By: Name:	/s/ Steven Alexander Steven Alexander
Title:	Director

By:	/s/ Peter Burton
Name:	Peter Burton
Title:	Vice President

EMPORIA PREFERRED FUNDING IV, LTD. By: Emporia Capital Management, LLC

By: Name:	/s/ Steven Alexander Steven Alexander
Title:	Director

By:	/s/ Peter Burton

Name:	Peter Burton
Title:	Vice President

GoldenTree Loan Opportunities III, Limited By: GoldenTree Asset Management, LP

By:	/s/ Karen A. Weber
Name:	Karen A. Weber
Title:	Director – Bank Debt

GoldenTree Loan Opportunities IV, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen A. Weber

Name:	Karen A. Weber
Title:	Director – Bank Debt

GoldenTree Loan Opportunities V, Limited
By: GoldenTree Asset Management, LP

By: Name:	/s/ Karen A. Weber Karen A. Weber
Title:	Director – Bank Debt

LATITUDE CLO I, Ltd.

By: Name:	/s/ Kirk Wallace Kirk Wallace
Title:	Senior Vice President

LATITUDE CLO II, Ltd.

By: Name:	/s/ Kirk Wallace Kirk Wallace
Title:	Senior Vice President

LATITUDE CLO III, Ltd.

By: Name:	/s/ Kirk Wallace Kirk Wallace
Title:	Senior Vice President

WatchTower CLO I PLC,
By: Citadel Limited Partnership, Collateral Manager
By: Citadel Investment Group, L.L.C., its General Partner

as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Erica L. Tarpey
Name:	Erica L. Tarpey
Title:	Authorized Signatory

ColumbusNova CLO Ltd. 2006-I

as a Lender

By: Name:	/s/ Paul L. Cal Paul L. Cal
Title:	Associate Director

ColumbusNova CLO Ltd. 2006-II

as a Lender

By: Name:	/s/ Paul L. Cal Paul L. Cal
Title:	Associate Director

ColumbusNova CLO Ltd. 2007-I

as a Lender

By: Name:	/s/ Paul L. Cal Paul L. Cal
Title:	Associate Director

ColumbusNova CLO IV Ltd. 2007-II

as a Lender

By: Name:	/s/ Paul L. Cal Paul L. Cal
Title:	Associate Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

By: Name:	/s/ Scottye Lindsey Scottye Lindsey
Title:	Director

BNP PARIBAS

By: Name:	/s/ Cecile Scherer Cecile Scherer
Title:	Director Merchant Banking Group

By: Name:	/s/ Kandice Gu Kandice Gu
Title:	Vice President

LIGHTPOINT CLO III, LTD
LIGHTPOINT CLO IV, LTD
LIGHTPOINT CLO VII, LTD
LIGHTPOINT CLO VIII, LTD

By: Name:	/s/ Timothy S. Van Kirk Timothy S. Van Kirk
Title:	Managing Director

Avenue CLO Fund, Avenue CLO II, Ltd., Avenue CLO III, Ltd.,
Avenue CLO IV, Ltd., Avenue CLO V, Ltd. and Avenue CLO VI, Ltd.

By: Name:	/s/ Richard D’Addario Richard D’Addario
Title:	Senior Portfolio Manager

GRAND HORN CLO LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

By: Name:	/s/ George Goudelias George Goudelias
Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC.

By: Name:	/s/ Ahuva Schwager Ahuva Schwager
Title:	Authorized Signatory

General Electric Capital Corporation

By: Name:	/s/ Peter B. Zone Peter B. Zone
Title:	Its Duly Authorized Signatory

GE Business Financial Services Inc.
(formerly known as Merrill Lynch Business Financial Services Inc.)

By: Name:	/s/ Peter B. Zone Peter B. Zone
Title:	Its Duly Authorized Signatory

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

Tralee CDO I, Ltd
By: Par-Four Investment Management, LLC
as investment advisor

By:	/s/ Edward Labrenz

Name:	Edward Labrenz
Title	Authorized Signatory

Madison Capital Funding LLC

By:	/s/ Faraaz Kamran

Name: Faraaz Kamran
Title: Senior Vice President

CIT Healthcare LLC

By:	/s/ R. T. Roller
Name: R. T. Roller
Title: Authorized Signatory

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-II
BABSON LOAN OPPORTUNITY CLO, LTD.
SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Freno
Name: Michael Freno
Title: Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ Michael Freno
Name: Michael Freno
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Michael Freno
Name: Michael Freno
Title: Director

JEFFERIES FINANCE CP FUNDING LLC

By:	/s/ Charlie J. Franklin
Name: Charlie J. Franklin
Title: Closing Manager

JFIN CLO 2007 LTD. By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Charlie J. Franklin
Name: Charlie J. Franklin
Title: Closing Manager

Goldman Sachs Bank USA

By: Name:	/s/ Mark Walton Mark Walton
Title:	Authorized Signatory

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By: Name:	/s/ John P. Thacker JOHN P. THACKER
Title:	CHIEF CREDIT OFFICER

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By: Name:	/s/ John P. Thacker JOHN P. THACKER
Title:	CHIEF CREDIT OFFICER

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate

By: Name:	/s/ John P. Thacker JOHN P. THACKER
Title:	CHIEF CREDIT OFFICER

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By: Name:	/s/ John P. Thacker JOHN P. THACKER
Title:	CHIEF CREDIT OFFICER

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Neyda Darias

Name:	Neyda Darias
Title:	Vice President

CIT CLO I LTD.

By:	/s/ David M. Harnisch

Name:	DAVID M. HARNISCH
Title:	VICE PRESIDENT
CIT ASSET MANAGEMENT

Grand Central Asset Trust CAMERON I Series

By:	/s/ Brian Schott

Name:	Brian Schott
Title:	Attorney-in-fact

ADDITIONAL LENDERS:

OAK HILL CREDIT PARTNERS II, LIMITED		OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management II, LLC As Investment Manager		By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED		OAK HILL CREDIT PARTNERS V, LIMITED

By: Oak Hill CLO Management IV, LLC		By: Oak Hill CLO Management V, LLC
As Investment Manager		As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

CRP V		SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By: Oak Hill Advisors, L.P. As Portfolio Manager		By: Oak Hill Separate Account Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD.		GMAM GROUP PENSION TRUST I

By: Oak Hill Advisors, L.P. As Investment Manager		By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee

By:	/s/ Scott D. Krase	By:
Name:	Scott D. Krase	Name:
Title:	Authorized Person	Title: